Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments

December 31, 2021 (Unaudited)

Investments - 105.29%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Cost	Fair Value
Direct Investments - 42.24%^
Direct Credit - 15.93%
North America - 15.93%
Consumer Discretionary - 2.65%
Lash OpCo, LLC.[1,2,3] (Principal amount $2,479,504)	Cash 7.00% + LIBOR (1% Floor)[4]	12/29/2028	Senior Debt	12/29/2021	$2,446,627	$2,446,588	#
LHS Borrower, LLC.[1,2] (Principal amount $5,346,638)	Cash 6.75% + LIBOR (1% Floor)[4]	9/30/2025	Senior Debt	9/30/2020	5,252,787	5,307,607	#

Total Consumer Discretionary						7,754,195

Containers and Packaging - 1.62%
Arctic Holdco, LLC.[1,2,3] (Principal amount $4,833,340)	Cash 6.00% + LIBOR (1% Floor)[4]	12/23/2026	Senior Debt	5/7/2021	4,724,189	4,737,279	#

Diversified Financials - 2.3%
AMLRS Holdings, Inc.[1,2] (Principal amount $4,633,736)	Cash 6.00% + LIBOR (1% Floor)[4]	9/21/2026	Senior Debt	9/21/2020	4,560,616	4,559,951	#
Kestra, Inc.[1,2,3] (Principal amount $2,230,769)	Cash 7.00% + LIBOR (0.5% Floor)[4]	6/3/2027	Senior Debt	12/14/2021	2,165,974	2,157,484	#

Total Diversified Financials						6,717,435

Electrical Equipment - 0.23%
Inventus Power, Inc.[1] (Principal amount $692,308)	Cash 8.50% + LIBOR (1% Floor)[4]	9/29/2024	Senior Debt	3/29/2021	681,255	679,852	#

Health Care - 2.21%
Teal Acquisition Co., Inc.[1,2] (Principal amount $643,902)	Cash 6.25% + LIBOR (1% Floor)[4]	9/22/2026	Senior Debt	9/21/2020	628,463	631,024	#
TNAA Holdco, LLC.[1,2,3] (Principal amount $5,980,000)	Cash 5.50% + LIBOR (1% Floor)[4]	12/16/2028	Senior Debt	12/16/2021	5,845,301	5,844,453	#

Total Health Care						6,475,477

Information Technology - 2.68%
Everberg CIS Holdings, LLC.[1,2,3] (Principal amount $526,170)	Cash 9.78% + LIBOR (1% Floor)[4]	4/14/2026	Senior Debt	4/5/2021	518,397	510,589	#
GI Consilio Parent, LLC.[1,3] (Principal amount $4,500,000)	Cash 7.50% + LIBOR (0.50% Floor)[4]	4/30/2029	Senior Debt	5/20/2021	4,455,000	4,500,000	#
Redstone Holdco 2, L.P.[1,3] (Principal amount $3,000,000)	Cash 7.75% + LIBOR (0.75% Floor)[4]	4/27/2029	Senior Debt	5/20/2021	2,947,500	2,819,100	#

Total Information Technology						7,829,689

Insurance - 1.94%
Alliant Services, Inc.[1]	9.75%	12/8/2028	Preferred Equity	11/6/2020	5,931,633	5,682,600	#
Software and Services - 1.27%
Career Step, LLC.[1]	Cash 9.75% + LIBOR (1% Floor)[4]	Perpetual	Preferred Equity	11/17/2020	2,430,575	2,426,891	#
Packers Software Intermediate Holdings, Inc.[1,2] (Principal amount $1,302,222)	Cash 7.75% + LIBOR (0.75% Floor)[4]	11/12/2028	Preferred Equity	11/12/2020	1,281,616	1,297,664	#
Total Software and services						3,724,555

Telecommunications - 1.03%
MetroNet Systems Holdings, LLC.[1,3] (Principal amount $3,000,000)	Cash 7.00% + LIBOR (0.75% Floor)[4]	9/25/2027	Senior Debt	6/2/2021	2,949,993	3,005,100	#
Total Direct Credit						46,606,182

Direct Equity - 26.31%	Investment Type	Acquistion Date	Cost	Fair Value
Asia - 4.54%
Health Care - 4.54%
Celestial Key Group, Ltd.*[1,3,5]	Limited Partnership Interest	11/26/2021	5,009,408	5,000,000	#
Indigo, L.P.*[1,2,3,5]	Limited Partnership Interest	6/18/2021	4,400,000	8,261,431	#
Total Health Care				13,261,431
Total Asia				13,261,431

North America - 11.84%
Consumer Discretionary - 2.51%
CL DAL Opportunities Feeder, L.P.*[1,5]	Limited Partnership Interest	9/9/2020	3	694,437
RC V RW Investor-B, LLC*[1,5]	Limited Partnership Interest	10/23/2020	5,685,200	6,648,387	#
Total Consumer Discretionary				7,342,824

Diversified Financials - 0.93%
AMLRS Equity Investors, L.P.*[1,5]	Limited Partnership Interest	9/21/2020	1,413,356	2,733,737	#
Health Care - 1.62%
NEA BH SPV II, L.P.*[1,5]	Limited Partnership Interest	9/2/2020	5,012,744	2,527,219
Teal Parent Holdings, L.P.*[1,5]	Limited Partnership Interest	9/21/2020	32,520	37,245	#
TVG-Hero Holdings II, L.P.*[1,2,5]	Limited Partnership Interest	10/23/2020	2,175,664	2,175,370	#
Total Health Care				4,739,834

Industrial Services - 6.28%
Einstein 2021, L.P.*[1,3,5]	Limited Partnership Interest	11/18/2021	10,000,000	10,000,000	#
KAWP Holdings, L.P.*[1,5]	Limited Partnership Interest	12/18/2020	7,436,323	8,361,305	#
Total Industrial Services				18,361,305

Information Technology - 0.25%
T-VIII Skopima Co-Invest, L.P.*[1,2,3,5]	Limited Partnership Interest	5/7/2021	526,015	726,661	#
Software and Services - 0.25%
Project Brewer*[1,5]	Limited Partnership Interest	11/12/2020	723,423	736,451	#
Total North America				34,640,812

United Kingdom - 9.93%
Health Care - 2.29%
Panacea Co-Investment, L.P.*[1,5,6]	Limited Partnership Interest	12/21/2020	5,347,914	6,705,579	#
Insurance - 3.3%
Chance Co-Investment, L.P.*[1,5,6]	Limited Partnership Interest	12/21/2020	6,566,015	9,658,993	#
Software and Services - 4.34%
Bowmark Investment Partnership - J, L.P.*[1,5,6]	Limited Partnership Interest	10/15/2020	2,583,473	3,189,371	#
TPG Vardos CI, L.P.*[1,2,5]	Limited Partnership Interest	9/9/2020	6,009,308	9,487,196	#
Total Software and Services				12,676,567
Total United Kingdom				29,041,139
Total Direct Equity				76,943,382

	Investment Type	Acquistion Date	Cost	Fair Value
Secondary Investments - 47.55%^
Secondary Direct Equity - 1.36%
North America - 1.36%
Growth Equity - 1.36%
Madison Bay - HL, L.P.*[1,2,3,5]	Limited Partnership Interest	9/4/2020	2,589,668	3,964,033
Total Secondary Direct Equity				3,964,033

Secondary Funds - 46.19%
Asia - 3.67%
Health Care - 3.67%
LC Healthcare Continued Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	5/12/2021	6,281,635	10,732,785

Europe - 1.58%
Corporate Finance/Buyout - 1.35%
Waterland Strategic Opportunities Fund I, C.V.*[1,2,3,5,6]	Limited Partnership Interest	4/22/2021	3,359,085	3,935,877

Diversified - 0.23%
Sagard 3, FCPI*[1,2,3,5,6]	Limited Partnership Interest	7/23/2021	575,307	608,279
Sagard 4, FCPI*[1,2,3,5,6]	Limited Partnership Interest	9/3/2021	90,175	79,508
Total Diversified				687,787
Total Europe				4,623,664

Middle East - 3.07%
Venture Capital - 3.07%
Pitango Continuation Fund 2021, L.P.*[1,2,3,5]	Limited Partnership Interest	11/9/2021	7,280,000	8,986,434

North America - 37.87%
Corporate Finance/Buyout - 14.91%
Audax Private Equity Fund IV CF, L.P.*[1,2,5]	Limited Partnership Interest	12/23/2020	3,949,769	5,312,022
CLP Select Opportunities, L.P.*[1,2,5]	Limited Partnership Interest	12/10/2020	8,797,318	10,516,426
JZHL Secondary Fund, L.P.*[1,2,5,7]	Limited Partnership Interest	12/4/2020	5,166,125	8,981,659
KPS Special Situations Fund IV, L.P.*[1,2,5]	Limited Partnership Interest	9/30/2020	1,855,179	1,944,158
Trilantic Capital Partners VI Parallel II (North America), L.P.*[1,2,3,5]	Limited Partnership Interest	12/31/2022	4,891,640	4,891,640
Webster Equity Partners Pinnacle, L.P.*[1,3,5]	Limited Partnership Interest	11/18/2021	10,000,000	10,063,529
Wind Point Partners VIII-B, L.P.*[1,2,5]	Limited Partnership Interest	3/31/2021	1,239,953	1,900,781
Total Corporate Finance/Buyout				43,610,215

Diversified - 5.55%
Resolute II Continuation Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	8/20/2021	13,351,573	16,230,823

Growth Equity - 15.91%
10K Lakes Fund II, L.P.*[1,2,3,5]	Limited Partnership Interest	10/27/2021	1,712,000	2,889,592
Everstone Capital Partners III, L.P.*[1,2,5]	Limited Partnership Interest	10/15/2020	4,343,379	8,817,978
L Catterton Growth IV L.P.*[1,2,3,5]	Limited Partnership Interest	3/31/2021	4,455,385	7,739,712
Motive IC SAS-A, L.P.*[1,3,5]	Limited Partnership Interest	6/28/2021	2,734,971	2,865,363
NewView Capital Special Opportunities Fund I, L.P.*[1,2,5]	Limited Partnership Interest	10/23/2020	11,498,390	24,248,196
Total Growth Equity				46,560,841

Information Technology - 1.5%
ZMC II Extended Value Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	8/19/2021	3,797,126	4,381,088
Total North America				110,782,967
Total Secondary Funds				135,125,850

	Number of Contracts	Cost	Fair Value
Purchased Options - 0.01%
Put Options
INR Indian Rupee Option	2,000,000	83,000	$18,276
Exercise Price: 79.93 INR, Notional Amount: 159,860,000 INR, Expiration Date: 10/19/2022*

	Interest rate	Principal Value	Shares	Cost	Fair Value
Short Term Investments - 15.49%
Federated Treasury Obligations Fund – Institutional Class[3]	0.01%[8]	N/A	38,739,173	38,739,173	38,739,173
UMB Bank Demand Deposit	0.01%[8]	6,589,000	N/A	6,589,000	6,589,000
Total Short Term Investments					45,328,173

Total Investments (Cost $253,121,143)					307,985,896
Liabilities in excess of other assets - (5.29%)					(15,486,359)
Total Net Assets - 100%					$292,499,537

INR - Indian Rupee

†	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares.

#	The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund's interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

*	Investment is non-income producing.

[1]	Restricted security.

[2]	Investment has been committed to but has not been fully funded by the Fund.

[3]	All or a portion of this security is custodied with HL PAF Holdings, LLC.

[4]	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2021 was 0.101%.

[5]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

[6]	Foreign security denominated in U.S. Dollars.

[7]	This security is custodied with Cayman entity.

[8]	The rate is the annualized seven-day yield at period end.

See accompanying notes to consolidated schedule of investments.

Hamilton Lane Private Assets Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Note 1 – Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

The Fund’s direct investments are also in private equity credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for direct credit and direct equity investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

Hamilton Lane Private Assets Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

December 31, 2021 (Unaudited)

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund has designated a Valuation Committee (the “Committee”) comprised of employees of the Adviser to oversee the entire valuation process of the Fund’s investments. The Committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Committee meets on a monthly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Committee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Committee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II	Level III	Total
Assets
Investments
Direct Credit	$-	$-	$46,606,182	$46,606,182
Direct Equity	-	2,527,219	73,721,726	76,248,945
Purchased Options	-	18,276	-	18,276
Short Term Investments	45,328,173	-	-	45,328,173
Total Investments	$45,328,173	$2,545,495	$120,327,908	$168,201,576

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) certain Direct Equity and Secondary Fund investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $139,784,320 are excluded from the fair value hierarchy as of December 31, 2021.